Chart 2011 Investment Highlights Exhibit 99.1

Disclosure
Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”,
“expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or
“continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices and changes in government energy policy; uncertainties associated with pending legislative initiatives for the use of natural gas as a transportation fuel; competition; the negative impacts of downturns in economic and financial conditions on our business; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations;
fluctuations in foreign currency exchange and interest rates; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions and the challenges associated with efforts to acquire and integrate new product lines or businesses; the impact of the financial distress of third parties; the loss of key employees and deterioration of employee or labor relations; the pricing and availability of raw materials; the regulation of our products by the U.S. Food &
Drug Administration and other governmental authorities; potential future charges to income associated with potential impairment of the Company’s significant goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; additional liabilities related to taxes; the impact of severe weather; litigation and disputes involving the Company, including product liability, contract, warranty, intellectual property and employment claims; and volatility and fluctuations in the price of the
Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the
Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange
Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

2010 Sales by Segment

BioMedical
27%
Energy &
Chemicals
25%
Distribution
& Storage
48%

2010 Sales by End-User

BioMedical
27%
General
Industrial
26%
Energy
47%

2010 Sales by Region

Americas
(Non-US)
5%
RoW
7%
Asia
21%
U.S.
43%
Europe
24%

Technology leader - energy industry is the largest end-user of Chart’s products
Leading position - #1 or #2 in all primary markets served
Global footprint – operations on four continents with about 3,000 employees
Worldwide earnings – approximately 60% of sales derived from outside the U.S.
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets.

Selected Products

Production

Heat Exchanger

Cold Box

2010 Sales by Product / Region

Cold Boxes and LNG VIP 18%
Heat Exchangers 82%
RoW 12%
Americas (Non-US) 3%
U.S. 50%
Asia 33%
Europe 2%

Highlights

- Technology leader - providing heat exchangers and cold boxes critical to LNG, Olefin petrochemicals, natural gas processing and industrial gas markets
  - Separation, liquefaction and purification of hydrocarbon and industrial gases
- Market leader – leading market positions worldwide
- Manufacturing leader - one of three global suppliers of mission-critical LNG and LNG liquefaction equipment

Energy & Chemicals (E&C) Segment Overview 3

E&C Growth Drivers and Opportunities

Significant exposure to expected
global energy demand growth,
especially in emerging economies
Small-mid and base load LNG global
projects
North American Natural Gas
processing
Environmental legislation and
alternative energy opportunities
Source: Gasification Technologies Council

Selected Products

Distribution

PT1000

Storage

Bulk

MicroBulk

Satellite LNG Storage

2010 Sales by Product / Region

Beverage Liquid CO2 Systems 8%
LNG Terminals and Vehicle Fuel Systems 7%
Parts, Repair and On-Site Service 11%
VIP, Systems and Components 10%
Bulk Storage Systems 37%
Packaged Gas Systems 27%

Americas (Non-US) 7%
RoW 6%
Asia 20%
U.S. 45%
Europe 22%

Highlights

- Balanced customer base - 45%of segment sales derived from products used in energy applications
- Strategic footprint – manufacturing located near growing end markets and lower-cost countries
  - Positioned to capitalize on strong expected growth in Asia and Eastern Europe
  - Continued investment in key global manufacturing facilities

Distribution & Storage (D&S) Segment Overview 5

$ USD
(billions)
Industrial Gas Demand
80
70
60
50
40
30
20
10
-
2009
2014
2019

Industrial Gas Production
bcm
350
300
250
200
150
100
50
-
2009
2014
2019
North America
Europe
Asia/Pacific
Rest of World

D&S Growth Drivers and Opportunities

Global relationships with major industrial
gas companies and distributors
World demand for industrial gases is
forecast to increase 8% annually to over
$70 billion in 2019 *
Supply of equipment for LNG virtual
pipeline, and fuel tanks for heavy duty
vehicles and marine transportation
Expanding specialty and aftermarket
business
*  Source: Freedonia Group Inc, August 2010 "World Industrial Gases"

Selected Products

End-Use Consumption

Stainless Steel Freezer

Portable Oxygen

Lab Storage

2010 Sales by Product / Region

Biological Storage Systems 35%
Respiratory Therapy Systems 65%
Americas (Non-US) 3%
RoW 3%
Asia 11%
U.S. 34%
Europe 49%

Highlights

- Strong growth - increase in oxygen respiratory therapy and biomedical research, led by international markets, expected
- Robust end markets include:
  - Home health care and nursing homes
  - Hospitals and long-term care
  - Biomedical and pharmaceutical research
  - Animal breeding

BioMedical Segment Overview 7

BioMedical Growth Drivers and Opportunities
Oxygen respiratory therapy growth
with aging demographics, especially
in emerging markets
Expansion of product portfolio to
non-delivery modalities with recent
SeQual acquisition
Increasing biological research
expenditures
New product development

Global Manufacturing and Distribution Platform

Operating leverage provides the flexibility to expand and reduce capacity as needed with minimal capital expenditures
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Total:
Manufacturing:
Asia-Pacific
15

7
2
4
2
North America
Europe

Last Growth Cycle CAGR (2004-2008)
Sales 25%
Oper. Inc. 38%
Sales ($MM)
Operating Income ($MM)
800
700
600
500
400
300
200
100
0
160
140
120
100
80
60
40
20
0
2004
2005(1)
2006
2007
2008
2009
2010
Sales
Operating Income

Strong Track Record of Successful Execution

(1)    Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve.
During last growth cycle Company leveraged
its flexible manufacturing platform resulting in
operating income growth that outpaced sales
Flexible cost structure and good execution
allowed for aggressive response to economic
downturn resulting in higher operating income
level than last cycle low point
Improving markets and good performance
continue to drive favorable earnings and cash
generation, resulting in strong balance sheet
with significant liquidity
Similar or higher growth, leveraged by
acquisitions, expected to occur again during
the current growth cycle

- Acquisitions
  - Eight acquisitions since 2005
    - $118 million in investment
    - $186 million in sales
- New Business Platform
  - Energy, Industrial Gas and/or other segments

Growth Initiatives

Organic growth
Consolidation
Internal product
development
Bolt-on
New Platform
Internal market
development
Bolt-on
Existing
Products
New Products
Existing
Markets
New Markets
Organic
Inorganic
Emerging Markets
-
China/Asia LNG
Emerging Products
-
Natural Gas Production
-
LNG “Virtual Pipeline”

demand and supply

Quadrillion BTUs
Oil
Average
Growth Rate
Per Year
0.8%
Coal
0.5%
Gas
1.8%
Biomass
0.5%
Nuclear
2.3%
Hydro, Geo
2.2%
Wind, Solar,
Biofuels
9.6%
Total
Energy
Growth
Annual
Energy
Savings
Non-
OECD
OECD
Non-
OECD
2005
2030
2005-2030

bcm
5 000
4 000
3 000
2 000
1 000
0
20%
16%
12%
8%
4%
0%
2008
2015
2020
2025
2030
2035
Conventional
Tight
Coalbed methane
Shale
Share of unconventional (right axis)

◆

◆

◆

Growing industry - Natural gas demand is expected to continue to grow at a pace faster than coal and oil, and will be heavily weighted towards emerging economies, which is expected to drive demand for
Chart’s products.
Natural gas expansion - U.S. natural gas processing is expected to rise due to the production of unconventional gas.  World primary demand for natural gas expands on average by 1.4% per year
(2008-2035) with  the biggest increases in the Middle East, China and India. (Source: International Energy
Agency – World Energy Outlook 2010, New Policies Scenario)
LNG growth leader - “Global gas demand is likely to rise by 25%, while the use of LNG is set to surge by 40% by 2020.”
(Source: ExxonMobil quoted at CWC World LNG Summit, Barcelona –
December 2009)
Global Natural Gas Production and Demand
Source: ExxonMobil –
Outlook for Energy, A View to 2030
World Natural Gas Production by Type
Source: IEA –
World Energy Outlook 2010, New Policy Scenario

China LNG Demand Outlook
Domestic
Imported
Trillion Cubic Feet (TCF)
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

♦

♦

♦

♦

Dramatic increase in imported LNG in China has already begun and is expected to accelerate, with China aggressively investing in LNG infrastructure, including LNG transportation and storage equipment
China’s twelfth 5-year plan (2011 - 2015) mandates an increase of gas as a percentage of energy consumption from less than 4% to over 8% (compared to over 20% for the U.S.)
China road transit authority expects to add 2 million new gas fueled vehicles, with 2/3 being LNG
Lack of pipeline infrastructure in China requires “virtual pipeline” with LNG, and Chart D&S equipment (e.g., storage, transportation, etc.) can fill this gap
China LNG Demand Outlook
Source: Company Estimates

personal vs. commercial

Millions of Oil-Equivalent Barrels per Day

25
20
15
10
5
0
OECD
Non-OECD
OECD
Non-OECD
2005
2030
2005
2030
Personal
2005
2030
2005
2030
Commercial

by sector

Millions of Oil-Equivalent Barrels per Day

70
60
50
40
30
20
10
0
Rail
Marine
Aviation
Heavy-Duty Vehicles
Light-Duty Vehicles
Commercial
Personal
2005
2030

Natural gas penetration – Increasing as a viable energy
source and transportation fuel due to its high energy density, lower costs and low emissions
Broad product offering - Chart provides products and
solutions for the full LNG value chain: LNG liquefiers,
transportation equipment, terminal storage equipment and
vehicle tanks for both on-road and off-road heavy duty
vehicles and marine applications
Favorable environment - Energy bill initiatives in Congress
could significantly boost natural gas vehicle adoption in U.S.
and drive a multi-year build-out of LNG production, storage
and distribution infrastructure and creating additional market opportunities for Chart
LNG “Virtual Pipeline” and Transportation Fuel
Source: ExxonMobil –
Outlook for Energy, A View to 2030

Orders
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

Backlog
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

15 Historical Orders and Backlog

2011 Outlook
Global markets are expected to continue their recovery during 2011 with the return of significant project work in the E&C business and continued growth in LNG-related orders in the D&S business
Received an NRU (Nitrogen Rejection Unit) order in excess of $90 million in first quarter 2011. We remain optimistic about additional large project opportunities in the E&C business
2011 net sales are expected to be in a range of $710 to $750 million and earnings of $1.50 to $1.70 per diluted share.  Our EPS range includes approximately $0.20 per diluted share for anticipated restructuring charges for the recently completed SeQual acquisition and trailing costs associated with the shutdown of the Plainfield,
Indiana facility acquired from Covidien.  Therefore, our adjusted EPS would be $1.70 to $1.90 per share.
The majority of these restructuring charges will occur in the first half of 2011, so second half earnings will be much stronger than the first half.  In addition, first quarter is normally our weakest quarter of the year.

Summary of Investment Highlights
Positioned for continued significant growth as markets continue to recover
–
Substantial organic growth expected, especially in China and across Asian markets
–
New product development taking advantage of leading proprietary technology and designs
–
Strong track record of maximizing operating efficiencies and growth
–
Continued inorganic growth initiatives with continued strategic, accretive acquisition activity
Flexible Manufacturing Platform
–
Ability to rapidly adjust production as demand fluctuates
–
Necessary capacity expansion or contraction is easily attainable without significant spend
Very strong balance sheet
–
Improved net debt position, but will continue to optimize capital structure
–
Substantial free cash flow growth and liquidity, especially with new senior credit facility
Very stable business model
–
Attractive industry with long-term customer relationships
–
Solid platform with worldwide presence and leading market positions in all segments

Chart represents a unique investment opportunity to capitalize on the return of strong growth in the markets it serves